SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported) October 31, 1997
                                                         ----------------


                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-11661                       13-3447441
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(State of Incorporation)          (Commission                 (I.R.S. Employer
                                  File Number)               Identification No.)


3 World Financial Center
New York, New York                                               10285
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events
         ------------

         On October 31, 1997 Lehman ABS Corporation ("LABS") transferred strips representing the principal amount payable upon maturity and certain individual future interest payments with a total initial aggregate face amount of $227,086,000 with respect to 6 3/4% Global Power bonds 1995 Series E due November 1, 2025 (the "Underlying Securities") issued by the Tennessee Valley Authority, which is a wholly owned corporate agency and instrumentality of the United States of America established by the Tennessee Valley Authority Act of 1933, as amended (the "Underlying Securities Issuer") to the Callable Zero Coupon Trust, Series 1997-TVA-2 (the "Trust") established by LABS, which issued Callable Zero Coupon Trust Certificates, Series 1997-TVA-2 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 28, 1996 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of October 31, 1997 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated October 31, 1997 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Financial Statements - Not Applicable

         (b)   Pro Forma Financial Information - Not Applicable

         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      4.1 Series Supplement, dated as of October 31, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with Standard Terms, dated as of February 28, 1996, between Lehman ABS Corporation and The Bank of New York.


      99.1 Structural Term Sheet - Indicative Summary of Terms for Callable Zero Coupon Trust Certificates, Series 1997-TVA-2, issued October 31, 1997.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEHMAN ABS CORPORATION

                                          /s/ Mark L. Zusy
                                          ------------------------------
                                          Name: Mark L. Zusy
                                          Title: Senior Vice President

October 31, 1997

                                INDEX TO EXHIBITS



   Exhibit No.                   Description
   -----------                   -----------



       4.1 Standard Terms for Trust Agreements, dated as of February 28, 1996, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with the Series Supplement, dated as of October 31, 1997, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee.

      99.1 Structural Term Sheet Indicative Summary of Terms for Callable Zero Coupon Trust Certificates, Series 1997-TVA-2, issued October 31, 1997.